EXHIBIT 99.1

CJS Securities Fifth Annual Conference New York, New York January 2005 Endocare, Inc. 2005 Outlook

Forward-Looking Statements, etc. Statements contained in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties. Among the important factors which could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, those discussed in "Risk Factors" in the Company's Form 10-K, Form 10-Q, and other filings with the Securities and Exchange Commission. Such risk factors include, but are not limited to: negative results in pending litigation; uncertainty relating to ongoing investigations by governmental agencies; ability to secure adequate capital resources to fund ongoing operations; changes in and/or attrition to the Company's senior management; limited operating history of the Company with a history of losses; uncertainty regarding market acceptance of the Company's products; uncertainty of product development and the associated risks related to clinical trials; the Company's ability to integrate acquisitions; uncertainty relating to third party reimbursement; ability to convince health care professionals and third party payers of the medical and economic benefits of the Company's products; difficulty in managing growth; the Company's limited sales, marketing and manufacturing experience; ability to attract and retain key personnel; ability to secure and protect intellectual property rights relating to the Company's technology; the rapid pace of technological change in the Company's industry; fluctuations in the Company's order levels; uncertainty regarding the timing of filing of the Company's periodic reports; and the Company's successful relisting on a national exchange. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. We undertake no obligation to revise, or update publicly, any forward-looking statements for any reason. These materials shall not constitute an offer to sell or the solicitation of an offer to buy any securities of Endocare, Inc. Any securities to be issued by Endocare, Inc. have not been registered under the Securities Act of 1933, as amended. Accordingly, any such securities may not be offered or sold in the United States, except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act.

Company Background Endocare is an innovative public medical device company focused on the development of minimally invasive technologies for tissue & tumor ablation and erectile dysfunction. The Company has a strong intellectual property position for its unique technologies that harnesses the powerful benefits of freezing temperature to destroy cells and its vacuum technology. The Company's sophisticated cryosurgical system and disposable probes are FDA approved for all tumor and tissue applications throughout the body including the prostate, lung, liver, kidney and bone.

Mission Market - To become the leader in treating cancers and other conditions within various areas of the body through unique, innovative and cost effective cryoablation technologies Corporate - To restore and enhance our reputation and image with the public and with governmental regulatory agencies

Endocare Executive Management Craig T. Davenport - CEO & Chairman - Chief Executive Officer since December 2003; Chairman since January 2004 - 1994 to 2003 CEO & Managing Partner of The D.W. Group Private investment company - 1985 to 1993 President & COO of Tokos Medical Corporation (NASDAQ) Medical device manufacturer and provider of perinatal nursing services - 1974 to 1984 American Hospital Supply Corporation 1982 President, American Physician S & S; 1980 President, American Hospitex - Served on the boards of numerous healthcare companies over the past 20 years William J. Nydam - President & COO - President and COO since March 2003 - 2001 to 2002 CEO & President of Pulse Metric, Inc. Medical device manufacturer of cardiovascular devices - 1999 to 2001 SVP of Science Applications International Corporation Employee-owned research and engineering firm - 1986 to 1999 Premier, Inc. National alliance of healthcare providers; various executive positions including EVP, COO, SVP & CFO - Board Member and Chairman of the Audit Committee of Specialty Laboratories, Inc. Michael R. Rodriguez, C.P.A. - CFO - CFO since August 2004 2000 to 2004 EVP and CFO of Directfit, Inc. Provider of IT staffing services - 1997 to 2000 SVP and CFO of Tickets.com, Inc. (NASDAQ - TIXX) - 1995 to 1997 Corporate Controller and Director of Finance of EDiX Corporation Medical informatics company

Endocare Technology Groups Vacuum Technology Cryoablation Technology Erectile Dysfunction Urology Renal Cancer Prostate Cancer Radiology Oncology Kidney Tumors/Cancer Liver Tumors/Cancer Lung Tumors/Cancer Bone Pain

Cryoablation Market Positioning Cryoablation provides an important tumor/tissue ablation modality with unique physician and patient benefits Long term proven efficacy (10 year liver and prostate, 5 year kidney) Broad applications - breast, lung, liver, kidney, bone, prostate Minimally invasive - treatment < 24 hour hospitalization Ability to "see" treatment - precise ablation Target treatment - offers total or focal tumor treatment options No suppression of the natural immune responses of the body Preserves all follow up options (cryo, surgery, radiation, chemotherapy)

Company Highlights Annual growth in procedures 35%+ in markets where overall penetration is less than 3%. Experienced management team. Clinically proven technology in prostate cancer with strong IP positioning and patent protection. $400 million+ growing market in prostate cancer. $750 million+ growing market for the treatment of cancer in kidney, lung, liver and the management of bone pain. Improving gross margins and operating results. Despite significant achievements in 2004 stock price and "market cap" remain depressed.

Q1 2005 - Objectives & Outlook

Financial	- Establish Line of Credit with bank - Complete capital fund raising
Corporate	- Resolve SEC and DOJ investigations - Complete National Security Exchange listing application process
Procedures	- Continue historical, accelerated procedure growth of +35%
Physicians	- Add 30+ new physicians in Q1
Marketing	- National news coverage of "Male Lumpectomy" - Attend *Society of Interventional Radiology* with presentations on liver, lung, kidney and bone cryo
Technology	- Sell/place new 2nd generation Cryocare® CS Systems with integrated ultrasound, planning and AutoFreeze - Release a new series of renal cryoprobes along with new CS-based laparoscopic ultrasound endocare
extending life everyday™

Q2 2005 – Objectives & Outlook

Financial	- Further reductions in cash use - Continued margin improvement
Corporate	- Complete National Exchange listing process
Procedures	- Continue accelerated procedure growth of 35% or more
Physicians	- Add 30+ new physicians (60 new physicians by the end of Q2)
Marketing	- Ten (10) Year prostate data published - American Urology Association Annual Conference (10+ Cryo Abstracts; 1st AUA sanctioned Cryo Training Course)
Technology	- Sell/place new Cryocare CS Systems with integrated ultrasound, planning and AutoFreeze - Release a new, innovative Urology-cryoprobe with enhanced function and lower cost endocare
extending life everyday™

Procedures - Continue accelerated procedure growth of 35% or more Physicians Add 60+ new physicians for a total of 120+ new physicians in 2005 Marketing - Five (5) year Renal Cryoablation data published Initial findings of Mayo Cryo-bone study published Technology - Place numerous Cryocare CS Systems - Conclude assessment to develop Cryo technology for new, additional clinical applications Corporate - Begin listing and trading on National Exchange - Develop relationships with additional research analysts Financial - Position Company for break-even early in 2006 2nd Half 2005 - Objectives & Outlook

Unique clinically proven technology for tissue and tumor ablation with broad market potential and strong IP Rapid procedural growth in large expanding markets Accelerating market acceptance among physicians, academics, patients and payers Regulatory issues and problems will be resolved Gross margins and operating results should show continued improvement The turnaround of Endocare will be complete! Endocare 2005 Outlook

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